UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 299-8380

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 27, 2016, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sage Therapeutics, Inc. (the “Company”) adopted the Company’s 2016 Annual Bonus Incentive Plan (the “Bonus Plan”), which applies to all regular full-time employees of the Company, and any part-time employees of the Company approved by the Company’s head of Human Resources. This Bonus Plan replaces the Company’s Senior Executive Cash Incentive Bonus Plan. A copy of the Bonus Plan is filed with this Current Report on Form 8-K as Exhibit 10.1.

Pursuant to the Bonus Plan, an employee’s target bonus is expressed as a percentage of the employee’s base salary. An employee’s target bonus will then be adjusted (the “Adjusted Target Bonus”) based upon the Company’s performance against the Company’s Corporate Performance Goals for the applicable year, as determined by the Board upon the recommendation of the Committee. The Adjusted Target Bonus is then multiplied by the individual performance percentage to arrive at the actual bonus payout for a given year. An employee’s performance percentage will be based on the results of the employee’s performance review, demonstration of core values and goal achievement, as determined (i) in the case of employees, other than the members of the Company’s Leadership Team, by the employee’s manager under procedures and guidelines that have been established by the Company’s Leadership Team, (ii) in the case of members of the Company’s Leadership Team other than the Chief Executive Officer, by the Committee with the input and recommendation of the Company’s Chief Executive Officer and (iii) in the case of the Company’s Chief Executive Officer, by the Board with the input of the Committee. Notwithstanding the foregoing, the Committee may adjust bonuses or grant discretionary bonuses to individuals under the Bonus Plan based on individual performance goals or achievements and/or upon such other terms and conditions as the Committee may in its discretion determine. Any bonus pay-out under the Bonus Plan is completely discretionary, and is not considered earned or accrued by an employee until it is actually paid.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	2016 Annual Bonus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2016	SAGE THERAPEUTICS, INC.

	By:	/s/ Anne Marie Cook
Anne Marie Cook
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	2016 Annual Bonus Incentive Plan